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                                                                  EXHIBIT 23(2)

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use of our audit report dated March 1, 1996 (and to all references to our Firm) included in the Form 10KSB and incorporated by reference in the Form S-8 registration statement of National Health & Safety Corporation.



Jones, Jensen & Company